UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2016

KBS GROWTH & INCOME REIT, INC.
(Exact name of registrant specified in its charter)

Maryland	333-207471	47-2778257
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

800 Newport Center Drive, Suite 700
Newport Beach, California 92660
(Address of principal executive offices)

Registrant’s telephone number, including area code: (949) 417-6500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
On November 16, 2016, KBS Growth & Income REIT, Inc. (the “Company”) filed a Current Report on Form 8-K dated November 14, 2016 with regard to the acquisition, through an indirect wholly owned subsidiary, of a five-story Class A office building containing 203,221 rentable square feet located on approximately 4.6 acres of land in Houston, Texas (“The Offices at Greenhouse”). The Company hereby amends the Form 8-K dated November 14, 2016 to provide the required financial information related to its acquisition of The Offices at Greenhouse.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Real Estate Acquired

The Offices at Greenhouse

	Report of Independent Auditors	F-1
	Statements of Revenues Over Certain Operating Expenses for the Nine Months Ended September 30, 2016 (unaudited) and the Year Ended December 31, 2015	F-2
	Notes to Statements of Revenues Over Certain Operating Expenses for the Nine Months Ended September 30, 2016 (unaudited) and the Year Ended December 31, 2015	F-3

(b)	Pro Forma Financial Information

KBS Growth & Income REIT, Inc.

	Summary of Unaudited Pro Forma Financial Statements	F-5
	Unaudited Pro Forma Balance Sheet as of September 30, 2016	F-6
	Unaudited Pro Forma Statement of Operations for the Nine Months Ended September 30, 2016	F-8
	Unaudited Pro Forma Statement of Operations for the Year Ended to December 31, 2015	F-10

1

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBS GROWTH & INCOME REIT, INC.

Dated: January 20, 2017	BY:	/s/ Jeffrey K. Waldvogel
Jeffrey K. Waldvogel
Chief Financial Officer

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Stockholders of
KBS Growth & Income REIT, Inc.

We have audited the accompanying statement of revenues over certain operating expenses of The Offices at Greenhouse for the year ended December 31, 2015, and the related notes to the financial statement.
Management’s Responsibility for the Financial Statement
Management is responsible for the preparation and fair presentation of the statement of revenues over certain operating expenses in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statement of revenues over certain operating expenses that is free of material misstatement, whether due to fraud or error.
Auditors’ Responsibility
Our responsibility is to express an opinion on the statement of revenues over certain operating expenses based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statement of revenues over certain operating expenses. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statement of revenues over certain operating expenses, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the statement of revenues over certain operating expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statement of revenues over certain operating expenses.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses as described in Note 2 for the year ended December 31, 2015, in accordance with accounting principles generally accepted in the United States of America.
Basis of Accounting
As described in Note 2 to the financial statement, the statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and is not intended to be a complete presentation of the revenues and expenses of The Offices at Greenhouse. Our opinion is not modified with respect to this matter.
/s/ Squar Milner LLP

Newport Beach, California
January 20, 2017

THE OFFICES AT GREENHOUSE
STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES

	Nine Months Ended	Year Ended
	September 30, 2016	December 31, 2015
	(unaudited)
Revenues:
Rental income	$2,686,064	$2,988,077
Tenant reimbursements	1,607,792	1,341,238
Total revenues	4,293,856	4,329,315
Expenses:
Real estate taxes and insurance	900,052	782,255
General and administrative	395,535	469,549
Repairs and maintenance	364,063	465,108
Utilities	148,815	201,359
Total expenses	1,808,465	1,918,271
Revenues over certain operating expenses	$2,485,391	$2,411,044
See accompanying notes.

THE OFFICES AT GREENHOUSE
NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES
For the Nine Months Ended September 30, 2016 (unaudited)
and the Year Ended December 31, 2015

1.	DESCRIPTION OF REAL ESTATE PROPERTY
On November 14, 2016, KBS Growth & Income REIT, Inc. (“KBS G&I REIT”), through an indirect wholly owned subsidiary, acquired from Greenhouse Office Investor I, LLC, a five-story Class A office building containing 203,221 rentable square feet located on approximately 4.6 acres of land in Houston, Texas (“The Offices at Greenhouse”). The seller is not affiliated with KBS G&I REIT or its external advisor, KBS Capital Advisors LLC. The purchase price (net of closing credits) of The Offices at Greenhouse was $46.5 million plus closing costs.
KBS G&I REIT is a Maryland corporation formed to invest in and manage a diverse portfolio of real estate investments located throughout the United States and real estate-related investments.

2.	BASIS OF PRESENTATION
The accompanying statements of revenues over certain operating expenses have been prepared to comply with the rules and regulations of the Securities and Exchange Commission (“SEC”).
The Offices at Greenhouse is not a legal entity and the accompanying statements of revenues over certain operating expenses are not representative of the actual operations for the periods presented, as certain revenues and expenses have been excluded that may not be comparable to the revenues and expenses KBS G&I REIT expects to incur in the future operations of The Offices at Greenhouse. Excluded items include interest expense, depreciation and amortization, and certain general and administrative costs not directly comparable to the future operations of The Offices at Greenhouse.
The accompanying unaudited statement of revenues over certain operating expenses for the nine months ended September 30, 2016 has been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information as contained within the Financial Accounting Standards Board Accounting Standards Codification and the rules and regulations of the SEC, including the instructions to Form 8-K and Article 3-14 of Regulation S-X. Accordingly, the unaudited statement of revenues over certain operating expenses does not include all of the information and footnotes required by GAAP for audited financial statements. In the opinion of management, the statement of revenues over certain operating expenses for the unaudited interim period presented includes all adjustments, which are of a normal and recurring nature, necessary for a fair and consistent presentation of the results for such period. Operating results for the nine months ended September 30, 2016 are not necessarily indicative of the results that may be expected for the year ended December 31, 2016.
An audited statement of revenues over certain operating expenses is being presented for the most recent fiscal year available instead of the three most recent years based on the following factors: (i) The Offices at Greenhouse was acquired from an unaffiliated party and (ii) based on due diligence of The Offices at Greenhouse by KBS G&I REIT, management is not aware of any material factors relating to The Offices at Greenhouse that would cause this financial information not to be indicative of future operating results.
Square footage, acreage, occupancy and other measures used to describe real estate included in these notes to the statements of revenues over certain operating expenses are presented on an unaudited basis.

3.	SIGNIFICANT ACCOUNTING POLICIES
Rental Revenues
Minimum rent, including rental abatements, lease incentives and contractual fixed increases attributable to operating leases, is recognized on a straight-line basis over the term of the related lease and amounts expected to be received in later years are recorded as deferred rent. The adjustment to record deferred rent increased rental revenue by approximately $209,000 and $404,000 for the nine months ended September 30, 2016 (unaudited) and the year ended December 31, 2015, respectively.
Use of Estimates
The preparation of financial statements, as described in Note 2 and in accordance with GAAP, requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting periods. Actual results could materially differ from those estimates.

THE OFFICIES AT GREENHOUSE
NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES (CONTINUED)
For the Nine Months Ended September 30, 2016 (unaudited)
and the Year Ended December 31, 2015

4.	DESCRIPTION OF LEASING ARRANGEMENTS
For the year ended December 31, 2015, The Offices at Greenhouse earned approximately 98% of its rental income from a multinational engineering firm that provides design, consulting, construction and management services to a wide range of clients. As of December 31, 2015, this tenant occupied 135,727 rentable square feet or approximately 67% of the total property rentable square feet at The Offices at Greenhouse. This tenant’s lease expires on December 31, 2024, with two five-year extension options. No other tenant lease represented more than 10% of rental income for the year ended December 31, 2015. As of December 31, 2015, The Offices at Greenhouse had lease agreements with five tenants for 87% of the leasable space. One of such tenant lease terms started in 2016.

5.	FUTURE MINIMUM RENTAL COMMITMENTS
As of December 31, 2015, the future minimum rental payments due under non-cancelable operating leases for the following years ending December 31 and thereafter were as follows:

2016	$3,377,876
2017	3,785,833
2018	3,897,690
2019	3,930,551
2020	3,929,446
Thereafter	14,448,606
$33,370,002

6.	SUBSEQUENT EVENTS
KBS G&I REIT evaluates subsequent events up until the date the statements of revenues over certain operating expenses are issued. The accompanying statements of revenues over certain operating expenses were issued on January 20, 2017.

KBS GROWTH & INCOME REIT, INC.
SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS
The following pro forma information should be read in conjunction with the consolidated balance sheets of KBS Growth & Income REIT, Inc. (“KBS G&I REIT”) as of September 30, 2016, the related consolidated statements of operations, stockholders’ equity, and cash flows for the year ended December 31, 2015 and the nine months ended September 30, 2016, and the notes thereto. The consolidated financial statements of KBS G&I REIT for the year ended December 31, 2015 and the consolidated financial statements as of and for the nine months ended September 30, 2016 have been included in KBS G&I REIT’s prior filings with the SEC. In addition, this pro forma information should be read in conjunction with the statements of revenues over certain operating expenses and notes thereto of the Commonwealth Building, which were previously filed on Form 8-K/A with the SEC on August 23, 2016 and the statements of revenues over certain operating expenses and notes thereto for the nine months ended September 30, 2016 and for the year ended December 31, 2015 of The Offices at Greenhouse, which are included herein.
The unaudited pro forma balance sheet as of September 30, 2016 has been prepared to give effect to the acquisition of The Offices at Greenhouse as if the acquisition occurred on September 30, 2016. The acquisition of the Commonwealth Building is included in KBS G&I REIT’s historical balance sheet as of September 30, 2016.
The unaudited pro forma statements of operations for the nine months ended September 30, 2016 and for the year ended December 31, 2015 have been prepared to give effect to the acquisitions of the Commonwealth Building and The Offices at Greenhouse as if the acquisitions occurred on January 1, 2015.
These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisitions of the Commonwealth Building and The Offices at Greenhouse been consummated as of January 1, 2015.

KBS GROWTH & INCOME REIT, INC.
UNAUDITED PRO FORMA BALANCE SHEET
As of September 30, 2016

		Pro Forma Adjustments
	KBS G&I REIT Historical (a)	The Offices at Greenhouse (b)		Pro Forma Total

Assets
Real estate:
Land	$17,900,000	$5,009,400	(c)	$22,909,400
Building and improvements	70,153,913	35,173,641	(c)	105,327,554
Tenant origination and absorption costs	7,121,492	6,421,424	(c)	13,542,916
Total real estate, cost	95,175,405	46,604,465		141,779,870
Less accumulated depreciation and amortization	(1,888,840)	—		(1,888,840)
Total real estate, net	93,286,565	46,604,465		139,891,030
Cash and cash equivalents	30,182,865	(17,718,924)		12,463,941
Rent and other receivables	777,801	—		777,801
Above-market leases, net	—	213,350	(c)	213,350
Prepaid expenses and other assets, net	1,291,686	—		1,291,686
Total assets	$125,538,917	$29,098,891		$154,637,808
Liabilities and stockholders’ equity
Notes payable, net	$51,436,250	$29,864,321	(d)	$81,300,571
Accounts payable and accrued liabilities	879,675	—		879,675
Due to affiliates	1,367,808	—		1,367,808
Distributions payable	359,022	—		359,022
Below-market leases, net	5,054,163	329,199	(c)	5,383,362
Other liabilities	849,784	—		849,784
Total liabilities	59,946,702	30,193,520		90,140,222
Commitments and contingencies
Redeemable common stock	1,266,624	—		1,266,624
Stockholders’ equity
Preferred stock, $.01 par value; 10,000,000 shares authorized, no shares issued and outstanding	—	—		—
Class A common stock, $.01 par value per share; 500,000,000 shares authorized, 8,729,360 shares issued and outstanding, and 8,729,360 pro forma shares	87,293	—		87,293
Class T common stock, $.01 par value per share; 500,000,000 shares authorized, 21,092 shares issued and outstanding, and 21,092 pro forma shares	211	—		211
Additional paid-in capital	70,725,163	—		70,725,163
Cumulative distributions and net losses	(6,487,076)	(1,094,629)		(7,581,705)
Total stockholders’ equity	64,325,591	(1,094,629)		63,230,962
Total liabilities and stockholders’ equity	$125,538,917	$29,098,891		$154,637,808

KBS GROWTH & INCOME REIT, INC.
NOTES TO UNAUDITED PRO FORMA BALANCE SHEET
As of September 30, 2016

(a)	Historical financial information derived from KBS G&I REIT’s Quarterly Report on Form 10-Q as of September 30, 2016.

(b)
Represents the acquisition of The Offices at Greenhouse. The purchase price (net of closing credits) of The Offices at Greenhouse was $46.5 million plus closing costs. This purchase was funded with proceeds from a term loan (described below) and cash available from net proceeds received from KBS G&I REIT’s primary portion of its now terminated private offering and its ongoing initial public offering through the acquisition date.

(c)
KBS G&I REIT determined the cost of tangible assets, identifiable intangibles and assumed liabilities (consisting of above and below-market leases and tenant origination and absorption costs) acquired in the business combination based on their estimated fair values.

(d)
On November 14, 2016, in connection with the acquisition of The Offices at Greenhouse, KBS G&I REIT, through an indirect wholly owned subsidiary, entered into a term loan and security agreement initially secured by The Offices at Greenhouse with an unaffiliated lender, for borrowings of up to $65.0 million (the “Term Loan”), consisting of $32.5 million of term commitment and $32.5 million of revolving commitment. The term commitment and revolving commitment bear interest at a floating rate of 235 basis points and 135 basis points over the one-month Eurodollar Rate, respectively. At closing, $30.6 million of the term commitment was funded for the acquisition of The Offices at Greenhouse. The remaining $1.9 million of the term commitment and the $32.5 million revolving commitment will be available for future property acquisitions and refinancing, subject to certain terms and conditions contained in the loan documents. The Term Loan matures on November 14, 2019, with two one-year extension options, subject to certain terms and conditions contained in the loan documents. The $29.9 million carrying amount of the Term Loan is net of $0.7 million of deferred financing costs incurred in connection with the acquisition of The Offices at Greenhouse.

KBS GROWTH & INCOME REIT, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2016

		Pro Forma Adjustments				Pro Forma Total
	KBS G&I REIT Historical (a)	Commonwealth Building		The Offices at Greenhouse
Revenues:
Rental income	$3,401,763	$2,748,331	(b)	$2,747,627	(b)	$8,897,721
Tenant reimbursements	247,657	154,163	(c)	1,607,792	(c)	2,009,612
Other operating income	28,187	47,329		—		75,516
Total revenues	3,677,607	2,949,823		4,355,419		10,982,849
Expenses:
Operating, maintenance and management	788,471	625,554	(d)	908,413	(d)	2,322,438
Property management fees and expenses to affiliate	40,940	32,891	(e)	10,226	(f)	84,057
Real estate taxes and insurance	318,973	151,373	(g)	900,052	(g)	1,370,398
Asset management fees to affiliate	211,734	218,758	(h)	191,263	(h)	621,755
Real estate acquisition fees to affiliate	1,382,637	(1,382,637)		—		—
Real estate acquisition fees and expenses	232,692	(232,692)		—		—
General and administrative expenses	1,032,288	—		—		1,032,288
Depreciation and amortization	1,575,002	1,310,749	(i)	1,466,939	(i)	4,352,690
Interest expense	665,214	582,791	(j)	817,892	(k)	2,065,897
Total expenses	6,247,951	1,306,787		4,294,785		11,849,523
Other income:
Interest income	104,138	—		—		104,138
Total other income	104,138	—		—		104,138
Net (loss) income	$(2,466,206)	$1,643,036		$60,634		$(762,536)

Class A Common Stock:
Net loss	$(2,464,543)					$(762,237)
Net loss per common share, basic and diluted	$(0.36)					$(0.09)
Weighted-average number of common shares outstanding, basic and diluted	6,821,281					8,725,519	(l)

Class T Common Stock:
Net loss	$(1,663)					$(299)
Net loss per common share, basic and diluted	$(0.43)					$(0.08)
Weighted-average number of common shares outstanding, basic and diluted	3,841					3,841

KBS GROWTH & INCOME REIT, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2016

(a)	Historical financial information derived from KBS G&I REIT’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2016.

(b)
Represents base rental income (not reflected in the historical statement of operations of KBS G&I REIT), including amortization of above-market lease assets and below-market lease liabilities, for the nine months ended September 30, 2016. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2015. Above-market lease assets and below-market lease liabilities are amortized over the remaining non-cancelable terms of the respective lease, including any above- and below-market renewal periods.

(c)
Represents operating cost reimbursements from tenants (not reflected in the historical statement of operations of KBS G&I REIT) for the nine months ended September 30, 2016, based on historical operations of the previous owners.

(d)
Represents property operating, maintenance and management expenses (not reflected in the historical statement of operations of KBS G&I REIT) for the nine months ended September 30, 2016, based on historical operations of the previous owners.

(e)
Represents property management fees and expenses to affiliate (not reflected in the historical statement of operations of KBS G&I REIT) for the nine months ended September 30, 2016 that would be due to an affiliate of KBS G&I REIT’s external advisor (the “Co-Manager”) had the property been acquired on January 1, 2015. With respect to KBS G&I REIT’s investment in the Commonwealth Building, the property management fees and expenses to affiliate is a monthly fee paid to the Co-Manager equal to 1.25% of rent, payable and actually collected for the month, from the Commonwealth Building.

(f)
Represents property management fees and expenses to affiliate (not reflected in the historical statement of operations of KBS G&I REIT) for the nine months ended September 30, 2016 that would be due to the Co-Manager had the property been acquired on January 1, 2015. With respect to KBS G&I REIT’s investment in The Offices at Greenhouse, the property management fees and expenses to affiliate is a monthly fee paid to the Co-Manager equal to 0.25% of the rent, payable and actually collected for the month, from The Offices at Greenhouse.

(g)
Represents real estate taxes and insurance expenses (not reflected in the historical statement of operations of KBS G&I REIT) for the nine months ended September 30, 2016, based on historical operations of the previous owners.

(h)
Represents asset management fees (not reflected in the historical statement of operations of KBS G&I REIT) for the nine months ended September 30, 2016 that would be due to KBS G&I REIT’s external advisor (the “Advisor”) had the property been acquired on January 1, 2015. With respect to investments in real property, the asset management fee is a monthly fee paid to the Advisor equal to one-twelfth of 1.6% of the amount paid or allocated to acquire the investment, plus the budgeted capital improvement costs for the development, construction or improvements to the investment once such funds are disbursed pursuant to a final approved budget. This amount excludes any portion of the investment that was debt financed and is inclusive of acquisition fees and expenses related thereto, but excludes acquisition fees payable to the Advisor.

(i)
Represents adjustments to depreciation and amortization expense (not reflected in the historical statement of operations of KBS G&I REIT) for the nine months ended September 30, 2016. Depreciation expense on the purchase price of buildings is recognized using the straight-line method and a 39-year life. Depreciation expense on tenant improvements is recognized using the straight-line method over the shorter of the life of the lease or expected useful life of the improvement. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease.

(j)
Represents interest expense and loan fee amortization expense (not reflected in the historical statement of operations of KBS G&I REIT) incurred on a $47.4 million mortgage loan secured by the Commonwealth Building, of which $41.0 million was funded at closing. The loan bears interest at a floating rate of 215 basis points over one-month LIBOR and matures on July 1, 2021.

(k)
Represents interest expense and loan fee amortization expense (not reflected in the historical statement of operations of KBS G&I REIT) incurred on a $32.5 million term loan secured by The Offices at Greenhouse, of which $30.6 million was funded at closing. The loan bears interest at a floating rate of 235 basis points over the one-month Eurodollar Rate and matures on November 14, 2019.

(l)
Represents pro forma weighted-average number of Class A common shares, basic and diluted. The calculation assumes that proceeds, net of offering costs, from KBS G&I REIT’s private offering used to complete the acquisitions were raised as of January 1, 2015 and KBS G&I REIT received a gross offering price of $8.90 per share, which was the initial offering price in the private offering.

KBS GROWTH & INCOME REIT, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2015

		Pro Forma Adjustments				Pro Forma Total
	KBS G&I REIT Historical (a)	Commonwealth Building		The Offices at Greenhouse
Revenues:
Rental income	$879,268	$5,263,716	(b)	$3,108,865	(b)	$9,251,849
Tenant reimbursements	68,591	351,324	(c)	1,341,238	(c)	1,761,153
Other operating income	—	200,892		—		200,892
Total revenues	947,859	5,815,932		4,450,103		11,213,894
Expenses:
Operating, maintenance, and management	216,766	1,218,579	(d)	1,136,016	(d)	2,571,361
Property management fees and expenses to affiliate	—	54,128	(e)	9,822	(f)	63,950
Real estate taxes and insurance	114,596	329,998	(g)	782,255	(g)	1,226,849
Asset management fees to affiliate	22,221	440,725	(h)	255,018	(h)	717,964
Real estate acquisition fees to affiliate	428,217	—		—		428,217
Real estate acquisition fees and expenses	151,693	—		—		151,693
General and administrative expenses	158,071	—		—		158,071
Depreciation and amortization	340,993	2,570,452	(i)	1,701,241	(i)	4,612,686
Interest expense	292,258	1,084,496	(j)	1,011,163	(k)	2,387,917
Total expenses	1,724,815	5,698,378		4,895,515		12,318,708
Other income:
Interest income	754	—		—		754
Total other income	754	—		—		754
Net (loss) income	$(776,202)	$117,554		$(445,412)		$(1,104,060)
Net loss per common share, basic and diluted	$(1.66)					$(0.18)
Weighted-average number of common shares outstanding, basic and diluted	467,700					6,267,688	(l)

KBS GROWTH & INCOME REIT, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2015

(a)	Historical financial information for the period from January 27, 2015 to December 31, 2015 derived from KBS G&I REIT’s prospectus dated April 28, 2016 and filed with the SEC on May 3, 2016.

(b)
Represents base rental income (not reflected in the historical statement of operations of KBS G&I REIT), including amortization of above-market assets and below-market lease liabilities, for the year ended December 31, 2015. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2015. Above-market lease assets and below-market lease liabilities are amortized over the remaining non-cancelable terms of the respective lease, including any above- and below-market renewal periods.

(c)
Represents operating cost reimbursements from tenants (not reflected in the historical statement of operations of KBS G&I REIT) for the year ended December 31, 2015, based on historical operations of the previous owners.

(d)
Represents property operating, maintenance and management expenses (not reflected in the historical statement of operations of KBS G&I REIT) for the year ended December 31, 2015, based on historical operations of the previous owners.

(e)
Represents property management fees and expenses to affiliate (not reflected in the historical statement of operations of KBS G&I REIT) for the year ended December 31, 2015 that would be due to the Co-Manager had the property been acquired on January 1, 2015. With respect to KBS G&I REIT’s investment in the Commonwealth Building, the property management fees and expenses to affiliate is a monthly fee paid to KBS G&I REIT’s affiliated advisor equal to 1.25% of rent, payable and actually collected for the month, from the Commonwealth Building.

(f)
Represents property management fees and expenses to affiliate (not reflected in the historical statement of operations of KBS G&I REIT) for the year ended December 31, 2015 that would be due to the Co-Manager had the property been acquired on January 1, 2015. With respect to KBS G&I REIT’s investment in The Offices at Greenhouse, the property management fees and expenses to affiliate is a monthly fee paid to KBS G&I REIT’s affiliated advisor equal to 0.25% of rent, payable and actually collected for the month, from The Offices at Greenhouse.

(g)
Represents real estate taxes and insurance expenses (not reflected in the historical statement of operations of KBS G&I REIT) for the year ended December 31, 2015, based on historical operations of the previous owners.

(h)
Represents asset management fees (not reflected in the historical statement of operations of KBS G&I REIT) for the year ended December 31, 2015 that would be due to the Advisor had the property been acquired on January 1, 2015. With respect to investments in real property, the asset management fee is a monthly fee paid to the Advisor equal to one-twelfth of 1.6% of the amount paid or allocated to acquire the investment, plus the budgeted capital improvement costs for the development, construction or improvements to the investment once such funds are disbursed pursuant to a final approved budget. This amount excludes any portion of the investment that was debt financed and is inclusive of acquisition fees and expenses related thereto, but excludes acquisition fees payable to the Advisor.

(i)
Represents adjustments to depreciation and amortization expense (not reflected in the historical statement of operations of KBS G&I REIT) for the year ended December 31, 2015. Depreciation expense on the purchase price of buildings is recognized using the straight-line method and a 39-year life. Depreciation expense on tenant improvements is recognized using the straight-line method over the shorter of the life of the lease or expected useful life of the improvement. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease.

(j)
Represents interest expense and loan fee amortization expense (not reflected in the historical statement of operations of KBS G&I REIT) incurred on a $47.4 million mortgage loan secured by the Commonwealth Building, of which $41.0 million was funded at closing. The loan bears interest at a floating rate of 215 basis points over one-month LIBOR and matures on July 1, 2021.

(k)
Represents interest expense and loan fee amortization expense (not reflected in the historical statement of operations of KBS G&I REIT) incurred on a $32.5 million term loan secured by The Offices at Greenhouse, of which $30.6 million was funded at closing. The loan bears interest at a floating rate of 235 basis points over the one-month Eurodollar Rate and matures on November 14, 2019.

(l)
Represents pro forma weighted-average number of Class A common shares, basic and diluted. The calculation assumes that proceeds, net of offering costs, from KBS G&I REIT’s private offering used to complete the acquisitions were raised as of January 1, 2015 and KBS G&I REIT received a gross offering price of $8.90 per share, which was the initial offering price in the private offering.